Plan's Benefit Obligations, Fair Value of Plan Assets, and Funded Status (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Compensation And Retirement Disclosure [Abstract]
Benefit Obligation	$ 295	$ 263
Fair value of plan assets	365	325
Defined Benefit Plan, Funded Status of Plan	(70)	(62)
Noncurrent liabilities (assets)	(70)	(62)
Net amount recognized	(70)	(62)
Amounts recognized in accumulated comprehensive income (loss) consist of:
Unrecognized net gain (loss)	$ (69)	$ (58)